Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Concert Pharmaceuticals, Inc. (the “Company”) for the period ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger D. Tung, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	April 30, 2020	/s/ Roger D. Tung
Roger D. Tung
President and Chief Executive Officer
(Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to Concert Pharmaceuticals, Inc. and will be retained by Concert Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.